UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2014

Language Arts Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-54877	46-2681687
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1075 Peachtree Street NE, Suite 3650, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

(409) 965-3761

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 16, 2014, Language Arts Corp. (the “Company”), acquired all of the outstanding capital stock (the “Shares”) of FLASR, Inc., a Delaware company (“FLASR”) pursuant to a stock purchase agreement (the “Purchase Agreement”) with FLASR and its sole stockholder Everett Dickson. As a result of the closing of the Purchase Agreement, FLASR became a wholly-owned subsidiary of the Company. In exchange for the Shares, the Company issued an aggregate of 50,000,000 shares of its common stock to Mr. Dickson, resulting in Mr. Dickson owning 80.4% of the issued and outstanding share capital of the Company (after adjusting for the 6-1 forward split to be effective September 22, 2014 as described below). The Purchase Agreement contains customary representations and warranties from each of the Company, FLASR and its sole shareholder.

FLASR was incorporated in the State of Delaware on February 13, 2013 to engage in the business of selling portable tobacco flasks. Mr. Dickson owns all of the issued and outstanding shares of common stock of FLASR and is FLASR’s President and Chief Executive Officer, Secretary and Treasurer and sole director.

For all the terms and conditions of the Purchase Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.1. All statements made herein concerning the Purchase Agreement are qualified by reference to said Exhibit.

FORM 10 INFORMATION

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties., All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements to differ materially from those contained in any forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events.

Company Corporate History

The Company was incorporated on April 22, 2013 in the State of Nevada under the name “Language Arts Corp.”, to design, develop and launch an online language learning and translation service but never commenced such planned operations and has limited start-up operations and generated no revenues.

On July 23, 2014, Everett Dickson consummated the purchase of 6,000,000 (pre-split) shares of common stock, par value $0.001 per share, of the Company from Maria del Pilar Jaen which represents 63.15% of the issued and outstanding shares of the Company on a fully diluted basis. The purchase price for the shares of $30,000 will be paid by Mr. Dickson on January 23, 2015 to Ms. Jaen.

Effective July 23, 2014, in connection with the closing of the Purchase Agreement, Ms. Jaen resigned as the sole officer and director of the Company and Mr. Dickson was appointed President, Chief Executive Officer, Chief Financial Officer and sole director of the Company.

The Company’s board of directors approved the implementation of a stock dividend payment in the form of a 6:1 forward stock split whereby shares of common stock held by each stockholder of record on August 28, 2014 will automatically receive shares at the rate of 1 for 5, without any action on the part of the stockholders. The stock split will become effective on September 22, 2014. Financial Industry Regulatory Authority, Inc. (“FINRA”) confirmed that the forward stock split, the Company’s name change from Language Arts Corp. to FLASR Inc., and its change of ticker symbol from “LGUA” to "FLSR" will all become effective as of said date. The Company filed its Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada to (i) reflect such name change, (ii) increase the authorized shares of its common stock from 75,000,000 to 150,000,000 and (iii) increase the authorized share capital of the Company by providing for the adoption of 5,000,000 shares of blank check preferred stock, to be effective September 22, 2014.

As a result of the Acquisition of FLASR on September 16, 2014, the Company succeeded to the business of FLASR as its sole line of business.

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BUSINESS

As used in this Current Report on Form 8-K, all references to the “Company”, “we”, “our” and “us” for periods prior to the closing of the Acquisition of FLASR refer to the Company and for periods subsequent to the closing refer to the Company and its wholly-owned subsidiary.

Overview

The Company sells portable waste solutions for consumers of moist tobacco products. We have created the FLASR™, a discreet, considerate, convenient and reusable spittoon system.

Products

The Company sells through wholesale distribution to convenience stores and direct sales online through its website, www.FLASR.com, and amazon.com, pocket-sized, portable spittoons, or flasr, which allow moist snuff users to contain tobacco byproducts. A flasr is a broad flattened necked vessel used especially to contain moist tobacco by product. Our flasrs are 3.25 ounces, made of durable polypropylene and have a thumb lock twist for one-handed operation. Polyethelene is known for its outstanding toughness (impact strength), has moderate stiffness (tensile strength) and is used in many products including stadium drink cups, reusable food containers (Tupperware), automotive interiors parts, and products with a living hinge design. The unit and its materials are also highly recyclable. FLASR™ is reusable, but it has a limited life span. FLASR’s size and shape make it unobtrusive so individuals can easily conceal it on their person and use it openly in public environments without drawing unwanted attention.

Our product is conveniently sized to fit inside a jacket pocket and we believe that it is an excellent replacement for a can or cup.

Design

Our products are currently available in three colors, jungle camo, desert camo, and original. We hope to offer other designs including sports teams, outdoor themes, racing teams and personalized designs.

Portability

Because our FLASRs are portable they are convenient and can be used in various locations including in the car, warehouse, office, golf course and for travel.

Ease of Use

The FLASR can be operated with one hand. The user can palm it, twist the top and empty the mouth in one smooth motion. The FLASR features a thumb-lock cap which minimizes the risk of spills and leaks.

Considerate and Discreet

The FLASR keeps the tobacco byproducts out of sight without cups and bottles.

We have begun development of product extensions of the FLASR™ brand. FLASR™ will provide a customized version of the original FLASR™ specific to consumers’ likes, interests, hobbies and their environment. Concepts and designs for these products are currently being developed and we currently hope to introduce them when and if the FLASR™ brand has been established in the marketplace.

Industry Overview

As an accessory to the moist snuff market, we follow and rely on the trends and sales of moist snuff itself and its manufacturers. According to Euromonitor, a consumer market research company, the moist tobacco market has been on the rise over the last six years. The U.S. moist snuff market was valued at approximately $4.8 billion in 2010 (marking an increase of about 6.7% as compared to the 2009 revenues of $4.5 billion) with industry volumes reaching nearly 1.3 billion cans during the same period (compared to approximately 1.2 billion cans in 2009, representing an increase of about 9%) and Euromonitor’s market research forecasts that the U.S. snuff market value will increase to approximately $6.2 billion by the end of 2014. Furthermore, Euromonitor’s market estimates reveal that the American moist smokeless tobacco industry, before-tax profits, were valued at nearly $1.2 billion in 2010 as against $1 billion in 2009. According to Euromonitor, the heaviest concentration of those users is in the southwest, southest and the Midwest and the average use is approximately 7% of the US population.

We believe that driving the growth of the moist tobacco market is the reduction in cigarette consumption. In 2010, 26 states had what they considered comprehensive smoking restrictions in public and private work areas, and 35 had partial restrictions. This represented a major change in regulatory environment that we believe will change consumption patterns for cigarette smokers and boost smokeless products.

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Altria Group, Inc. and Reynolds American, Inc. are the leading players in the U.S. moist tobacco market with market shares of 56.1% and 31.3%, respectively, in 2010, according to Euromonitor. The other important players in the U.S. moist tobacco market include Swedish Match and Swisher.

According to Euromonitor, the United States is the largest market for moist tobacco in the world. During the decade of 2001 to 2010, the market registered a compound annual growth rate (“CAGR”) of approximately 5.4% in terms of volume. We believe that the growth witnessed in the U.S. moist tobacco market in recent years is attributable to the rising demand from both cigarette and non-cigarette smokers. We believe that people are increasingly recognizing the benefits of using smokeless products, which has led to a wider expansion of the U.S. moist tobacco market.

The U.S. moist tobacco market can be further segmented into premium and price value segments. The premium priced moist tobacco segment exhibited continuous growth in terms of volume, in the past decade, reaching nearly 634 million cans in 2010 compared to 623 million cans in 2000. However, the growth rate of the premium priced segment, during the period under review, was slower in comparison to the value priced segment. The value priced moist tobacco segment registered sharp growth, in terms of volume, from 141 million cans in 2000 to nearly 662 million cans by 2010, registering a CAGR of 16.7%. The volume sales of the same reached nearly 745 million cans for 2011, all according to Euromonitor’s research.

In the U.S. moist tobacco products are distributed through diverse channels including convenience stores, gas stations, discount tobacco outlets, supermarkets, and the internet. Further, the sales of moist tobacco products are carried out mainly through point of sales displays. We believe that the market for moist tobacco products in the United States will continue to expand in the years to come, chiefly on the back of new product introductions, line extensions, and a wide variety of choices offered by manufacturers.

Market

We have three general consumer target markets:

- The primary market segment of moist snuff users with an administrative or executive/professional career who want to continue to enjoy tobacco in the manner and frequency in which they are accustomed, but need to be discrete;

- Average dipper that wants something to use daily on the go, around the house and on the worksite; and

-.Others in household who dislike finding bottles, cans and dishware used as a spittoon, with potential spills and odors.

We will use industry data to focus marketing and sales efforts on concentrated areas of sales per capita across the Unites States.

Age – Our focus age demographic consists of males aged 21-60. According to Euromonitor most consumers of moist tobacco are habitual lifetime users.

Income – We believe that the FLASR’s usefulness will support its price point for purchase and usage across a wide range of income but will lend itself to regular repurchase by income ranges above $45,000.

Marketing Strategy

Our objective is to market to consumers through advertising, events, sponsorship, web and social media, promoting our product and retail partners in targeted regions across the United States. We plan to utilize consumer demographic and geographic saturation data to capitalize on event marketing and sponsorship. We plan to focus regional and national advertising efforts to support our event and sponsorship initiatives.

Our marketing strategy focuses on four areas:

-The executive/professional demographic of moist tobacco users;

-The working class non-managerial demographic of traditional moist tobacco users;

-Secondary encounters to moist snuff users (spouses, friends, family); and

-Major manufacturers of moist tobacco in the United States (Altria, Reynolds America Inc., Swedish Match)

FLASR will focus on minimizing manufacturing, distribution and shipping costs by engaging a supplier that has the ability to provide these services under one roof. This structure allows us to maintain greater control of each step of the process, reducing production and delivery times.

We use digital marketing and social media campaigns, as well as in-store point of purchase advertising, onsite store promotions, tradeshows and live events such as rodeo, NASCAR and sports.

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We intend to use an array of marketing mediums to reach our consumers, promoting not only our product but our retail partners as well for point of purchase awareness. We hope to use sponsorships, such as NASCAR, as an entry into a market that we believe has loyal fans and that encompasses a broad scope of our market segments and television, print, radio, internet advertising and social media.

In January 2013, we had contracted with TCFGA, LLC for creative design services for our product development and advertising. We paid them a monthly fee of $6,000 for their ongoing creative services until April 2014 and are currently re-negotiating a new contract with TCFGA.

Competition

We believe that we our product meets a fundamental desire of moist tobacco users for a discreet considerate and convenient solution for moist snuff users and that there is currently no product on the market comparable to the FLASR. The moist stuff industry has a wide variety of product (moist snuff) from which to choose, however we believe, virtually no accessory to discretely dispose of the by- product of moist snuff use. Our short-term goal is to become the primary accessory brand to moist snuff consumers. Our long-terms goal is to continue to build the brand through an aggressive marketing strategy, extended product lines and become the category’s leading producer. Our objective is to aggressively market to consumers through advertising, events, sponsorship, web and social media, promoting our product and retail partners in targeted regions across the United States. We plan to utilize consumer demographic and geographic saturation data to capitalize on event marketing and sponsorship. We plan tol focus regional and national advertising efforts to support our event and sponsorship initiatives.

The market segment for moist tobacco accessories has very limited competition with only two related products, Mud Jug sold by DJ Novelties, Inc. and Diptops sold by Dip Tops, LLC These products target the open, public moist tobacco user and are outside our primary target market. Our direct competition is from Diptops both from portability and price point. Diptops has sold over 3.3 million units and has distribution in over 30 states and Canada.

These are other small companies that sell spittoons with very limited marketing budgets, supply chains and staffing.

Distribution

The Company sells through wholesale distribution to convenience stores and direct sales online through its website, www.FLASR.com, and amazon.com. The information contained on, or that can be accessed through, our website is not part of, and is not incorporated into, this Current Report on Form 8-K.

Our products are sold in single bottles, 3 packs, 10 packs or 24 (10) piece shipper cartons and we have point-of-purchase marketing packages for retailers. Our current distribution is primarily in the southeast, southwest and Midwest United States in the states of Virginia, North Carolina, Georgia, Texas, Missouri, Arkansas, Illinois and South Carolina. Our products are currently sold in 400 stores throughout the U.S.

Our contract sales force utilizes several sales channels to engage retailers regionally and nationally and is involved in product placement among brokers and wholesalers, including McClain, H T Hackney, JT Davenport, Dean Cline & Associates, Acosta Sales, Core Mark International and Weeks & Son and convenience stores including, Pilot Travel Centers LLC, Murphy U.S.A. stores, QuikTrip stores, Pantry and Hess Express Stores.

Using our management team’s personal and professional connections, we hope to engage producers of moist tobacco in order to sell our product as value add give-a-ways to their consumers for events, promotions and incentives. We believe that we can provide banding opportunities by wrapping the FLASR with a logo or message specific to a customer’s need.

Pricing

Our combination pack of three FLASRs, a jungle camo, desert camo and original are currently priced at $13.99 and each FLASR individually is $4.99, plus shipping if purchased online.

Our pricing strategy is based on cost of goods sold, gross margin objectives and customer perceived value. Taking into consideration two other product lines that are outside our particular market segment, our pricing strategy in comparison falls well below one and only slightly above the other. This places us at the low end of the premium scale. Pricing strategy will be reviewed on a quarterly basis.

Additional strategies will include

•	Quantity discounts
•	Promotional discounts
•	Social media discounts

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Manufacturing

The Company plans to focus on minimizing manufacturing, distribution and shipping costs by engaging a supplier that has the ability to provide these services under one roof. We believe that this structure will allow us to maintain greater control of each step of the process and reduce production and delivery times.

Intellectual Property

FLASR is a registered trademark with the US Patent and Trademark Office for use with potable tobacco spittoons. Such trademark is in effect for 10 years until April 29, 2024.

Government Regulation

Our tobacco accessory product is not subject to governmental regulation. However, the tobacco industry continues to experience changes in government regulations that could reduce the consumption of tobacco related products and adversely affect our business, sales volume, results of operations, cash flows and financial condition.

Research and Development

FLASR spent $18,835 from February 13, 2013 (inception) through March 31, 2013 and $63,368 during the fiscal year ended March 31, 2014, on research and development, none of which was borne by customers.

Employees

We currently have one employee who is a full-time employee. If and when our business grows, we hope to hire additional employees to support operations, sales and marketing.

We use an outside agency to assist us with business development, operations and marketing activities and creative, marketing, advertising, web and E-commerce services.

Properties

The Company currently leases approximately 300 square feet of office space located at 1075 Peachtree Street NE, Suite 3650, Atlanta, Georgia 30309 for $340 per month on a month-to-month basis.

 Legal Proceedings

There are no pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company. The Company’s property is not the subject of any pending legal proceedings.

RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities. The statements contained in or incorporated herein that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, you may lose all or part of your investment.

Risks Relating to Our Business

WE HAVE A VERY LIMITED OPERATING HISTORY ON WHICH INVESTORS CAN EVALUATE OUR BUSINESS AND PROSPECTS.

FLASR was formed in February 2013. Our limited operating history makes it difficult for potential investors to evaluate our business or prospective operations. As a startup, we are subject to all the risks inherent in the initial organization, financing, expenditures, complications and delays inherent in a new business. Investors should evaluate an investment in our company in light of the uncertainties encountered by start-up companies. Significant additional development and marketing of our business is necessary prior to our achieving profitability, if ever. We may not successfully implement all or any of our business strategies or successfully address the risks and uncertainties that we encounter. These potential uncertainties include, but are not limited to, unanticipated problems relating to the ability to generate sufficient cash flow to operate our business, and additional costs and expenses that may exceed current estimates. We anticipate that we will incur increased operating expenses. We expect to incur significant losses into the foreseeable future. There can be no assurance that our efforts will be successful or that we will be able to attain profitability.

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WE HAVE A HISTORY OF OPERATING LOSSES AND EXPECT TO CONTINUE INCURRING LOSSES FOR THE FORESEEABLE FUTURE.

We incurred losses since inception through June 30, 2014 of $21,203. We recorded a net loss of $227,205 as of March 31, 2013. We cannot anticipate when, if ever, our operations will become profitable. We expect to incur significant net losses as we develop our business and pursue our business strategy. We intend to invest significantly in our business before we expect cash flow from operations to be adequate to cover our operating expenses. If we are unable to execute our business strategy and grow our business, for any reason, our business, prospects, financial condition and results of operations will be adversely affected.

OUR INDEPENDENT AUDITOR HAS ISSUED A GOING CONCERN OPINION AFTER REVIEWING OUR FINANCIAL STATEMENTS CONCERNING OUR ABILITY TO CONTINUE AS A GOING CONCERN.

We have a limited operating history and a working capital deficit. These factors raise substantial doubt about the Company's ability to continue as a going concern. We will be required to expend substantial amounts of working capital in order to produce and market our products. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses. If the Company is unable to obtain adequate capital, it could be forced to cease operations. We currently have no agreements or arrangements with respect to any such financing and there can be no assurance that any needed funds will be available to us on acceptable terms or at all. Any additional equity financing may also involve substantial dilution to our then existing stockholders.

OUR MANAGEMENT HAS LIMITED EXPERIENCE IN MANAGING AND OPERATING A PUBLIC COMPANY. ANY FAILURE TO COMPLY OR ADEQUATELY COMPLY WITH FEDERAL SECURITIES LAWS, RULES OR REGULATIONS COULD SUBJECT US TO FINES OR REGULATORY ACTIONS, WHICH MAY MATERIALLY ADVERSELY AFFECT OUR BUSINESS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Our current management has limited experience managing and operating a public company and relies in many instances on the professional experience and advice of third parties including its attorneys and accountants. Failure to comply or adequately comply with any laws, rules, or regulations applicable to our business may result in fines or regulatory actions, which may materially adversely affect our business, results of operation, or financial condition and could result in delays in the development of an active and liquid trading market for our stock.

IF WE ARE UNABLE TO OBTAIN ADDITIONAL FUNDING, OUR BUSINESS OPERATIONS WILL BE HARMED.

We will require additional funds to implement our business strategy and develop our products. We anticipate that we will require a minimum of $1,500,000 to fund our planned activities for the next twelve months for working capital. We may issue additional equity securities to raise needed capital. We may be unable to secure such funding when needed in adequate amounts or on acceptable terms, if at all. Any additional equity financing may involve substantial dilution to our then existing stockholders. The inability to raise the additional capital will restrict our ability to develop and conduct business operations.

GROWTH AND DEVELOPMENT OF OPERATIONS WILL DEPEND ON THE ACCEPTANCE OF OUR PRODUCTS.

If our products are not deemed desirable and suitable for purchase and we cannot develop a customer base, we may not be able to generate future revenues, which would result in a failure of the business and a loss of any investment in our company. The acceptance of our products are critically important to our success. Demand for our products depends on many factors, including:

•	the number of clients we are able to attract and retain over time.
•	the economy,
•	the competitive environment
•	the ability to anticipate changes in consumer preferences
•	the ability to establish, maintain and eventually grow market.

We cannot be certain that the products that we offer will continue to be appealing and as a result there may not be any demand for these products and our sales could be limited. In addition, there are no assurances that if we alter or change the products we offer in the future that the demand for these new products will develop and this could adversely affect our business.

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FAILURE OF THIRD-PARTY SERVICE PROVIDERS UPON WHICH WE RELY COULD ADVERSELY AFFECT OUR BUSINESS.

We may rely on certain third-party service providers, including manufacturers, wholesale distributors, and marketing service providers. Any interruption in these third-party services, or deterioration in their performance or quality, could adversely affect our business. If our arrangement with any third party is terminated, we may not be able to find alternative systems or service providers on a timely basis or on commercially reasonable terms. This could have a material adverse effect on our business, financial condition, results of operations and cash flows.

WE CURRENTLY HAVE VERY LIMITED COMPETITON FOR OUR PRODUCT.

We believe that there is currently no product on the market comparable to our product. The moist stuff industry has a wide variety of product (moist snuff) from which to choose, however, we believe, virtually no accessory to discretely dispose of the by- product of moist snuff use. The market segment for moist tobacco accessories has very limited competition with only two related products, Mud Jug sold by DJ Novelties, Inc. and Diptops sold by Dip Tops, LLC However, we cannot ensure that prospective competitors will not develop and adopt technologies or business plans similar to ours, or develop products which may be similar or superior to ours or which may prove to be more popular. It is possible that new competitors will emerge and rapidly acquire market share. We cannot ensure that we will be able to compete successfully against future competitors or that the competitive pressures will not materially and adversely affect our business, operating results and financial condition.

WE MAY NOT BE ABLE TO EFFECTIVELY CONTROL AND MANAGE OUR GROWTH WHICH WOULD NEGATIVELY IMPACT OUR OPERATIONS.

If our business and markets grow and develop, it will be necessary for us to finance and manage expansion in an orderly fashion. In addition, we may face challenges in managing expanding product offerings, and in integrating acquired businesses. Such events would increase demands on our existing management, workforce and facilities. Failure to satisfy increased demands could interrupt or adversely affect our operations and cause backlogs and administrative inefficiencies. We expect that we will need to continue to improve our financial controls, operating procedures, and management information systems. We will also need to effectively train, motivate, and manage our employees. Our failure to manage our growth could negatively impact our operations and ultimately prevent us from generating desired revenues.

 IF WE NEED ADDITIONAL CAPITAL TO FUND OUR GROWING OPERATIONS, WE MAY NOT BE ABLE TO OBTAIN SUFFICIENT CAPITAL AND MAY BE FORCED TO LIMIT THE SCOPE OF OUR OPERATIONS.

If adequate additional financing is not available on reasonable terms, we may not be able to carry out our corporate strategy and we would be forced to modify our business plans accordingly. There is no assurance that additional financing will be available to us.

In connection with our growth strategies, we may experience increased capital needs and accordingly, we may not have sufficient capital to fund our future operations without additional capital investments. Our capital needs will depend on numerous factors, including (i) our profitability; (ii) the release of competitive products by our competition; (iii) the level of our investment in research and development; and (iv) the amount of our capital expenditures, including acquisitions. We cannot assure you that we will be able to obtain capital in the future to meet our needs.

In recent years, the securities markets in the United States have experienced a high level of price and volume volatility, and the market price of securities of many companies have experienced wide fluctuations that have not necessarily been related to the operations, performances, underlying asset values or prospects of such companies. For these reasons, our securities can also be expected to be subject to volatility resulting from purely market forces over which we will have no control. If we need additional funding we will, most likely, seek such funding in the United States and the market fluctuations affect on our stock price could limit our ability to obtain equity financing.

IF WE LOSE ANY OF OUR KEY MANAGEMENT PERSONNEL, WE MAY NOT BE ABLE TO SUCCESSFULLY MANAGE OUR BUSINESS OR ACHIEVE OUR OBJECTIVES.

Our future success depends in large part upon the leadership and performance of our management. The Company’s operations and business strategy are dependent upon the knowledge and business contacts of our executive officer. If our executive officer should choose to leave us for any reason before we have hired additional personnel, our operations may suffer. If we should lose his services before we are able to engage and retain qualified employees to execute our business plan, we may not be able to continue to develop our business as quickly or efficiently.

In addition, we must be able to attract, train, motivate and retain highly skilled and experienced employees in order to successfully develop our business. Qualified employees often are in great demand and may be unavailable in the time frame required to satisfy our business requirements. We may not be able to attract and retain sufficient numbers of highly skilled employees in the future. The loss of personnel or our inability to hire or retain sufficient personnel at competitive rates of compensation could impair our ability to successfully grow our business. If we lose the services of any of our personnel, we may not be able to replace them with similarly qualified personnel, which could harm our business.

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THE INTERNET IS SUBJECT TO SECURITY AND STABILITY RISKS THAT COULD HARM OUR BUSINESS.

We are dependent upon the security and stability of the Internet to be able to deliver our products. [Online and mobile commerce and communications depend on the ability to transmit confidential information and licensed intellectual property securely over private and public networks. Any compromise of our ability to transmit such information and data securely or reliably, and any costs associated with preventing or eliminating such problems, could harm our proposed business.

WE ARE SUBJECT TO EXTENSIVE FINANCIAL REPORTING AND RELATED REQUIREMENTS FOR WHICH OUR ACCOUNTING AND OTHER MANAGEMENT SYSTEMS AND RESOURCES MAY NOT BE ADEQUATELY PREPARED.

We are subject to reporting and other obligations under the Securities Exchange Act of 1934, as amended, including the requirements of Section 404 of the Sarbanes-Oxley Act. Section 404 requires us to conduct an annual management assessment of the effectiveness of our internal controls over financial reporting. These reporting and other obligations will place significant demands on our management, administrative, operational and accounting resources.

WE MAY BE AT RISK TO ACCURATELY REPORT FINANCIAL RESULTS OR DETECT FRAUD IF WE FAIL TO MAINTAIN AN EFFECTIVE SYSTEM OF INTERNAL CONTROLS.

As directed by Section 404 of the Sarbanes-Oxley Act of 2002, the SEC adopted rules requiring public companies to include a report that contains an assessment by management on the Company’s internal control over financial reporting in their annual and quarterly reports on Form 10-K and 10-Q. We cannot assure you that significant deficiencies or material weaknesses in our disclosure controls and internal control over financial reporting will not be identified in the future. Also, future changes in our accounting, financial reporting, and regulatory environment may create new areas of risk exposure. Failure to modify our existing control environment accordingly may impair our controls over financial reporting and cause our investors to lose confidence in the reliability of our financial reporting, which may adversely affect our stock price.

WE WILL INCUR SIGNIFICANT COSTS TO ENSURE COMPLIANCE WITH CORPORATE GOVERNANCE AND ACCOUNTING REQUIREMENTS.

We will incur significant costs associated with our public company reporting requirements, costs associated with newly applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the Securities and Exchange Commission. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly. We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers. We are currently evaluating and monitoring developments with respect to these newly applicable rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

OUR OFFICER AND DIRECTOR OWNS A SUBSTANTIAL AMOUNT OF OUR COMMON STOCK AND, THEREFORE, EXERCISES SIGNIFICANT CONTROL OVER OUR CORPORATE GOVERNANCE AND AFFAIRS WHICH MAY RESULT IN HIS TAKING ACTIONS WITH WHICH OTHER STOCKHOLDERS DO NOT AGREE.

Our executive officer and director controls approximately 80% of our outstanding common stock. He will be able to exercise substantial influence over the outcome of all corporate actions requiring approval of our stockholders, including the election of directors and approval of significant corporate transactions, which may result in corporate action with which other stockholders do not agree. This concentration of ownership may also have the effect of delaying or preventing a change in control which might be in other stockholders’ best interest but which might negatively affect the market price of our common stock.

Risks Related to Our Industry

REDUCTIONS IN DEMAND FOR CONSUMER TOBACCO PRODUCTS COULD ADVERSELY AFFECT OUR RESULTS OF OPERATIONS.

The tobacco industry continues to face a number of issues that may reduce the consumption of tobacco related products including governmental actions seeking to ascribe to tobacco product manufacturers liability for adverse health effects associated with smoking and chewing; litigation against tobacco product manufacturers; tax increases on consumer tobacco products; governmental and private bans and restrictions on tobacco smoking and chewing; actual and proposed price controls and restrictions on imports in certain jurisdictions outside the United States; restrictions on tobacco product manufacturing, marketing, advertising and sales; the diminishing social acceptance of tobacco smoking and chewing; increased pressure from anti-smoking and chewing groups; and tobacco product legislation that may be considered by Congress, the states, municipalities and other countries. If any such legislation and regulatory and other governmental initiatives were enacted they could impose burdensome restrictions on the tobacco industry and reduce consumption of consumer tobacco products and demand for our products. A decrease in the demand for chewing and smokeless tobacco could have a material adverse effect on our results of operations.

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Risks Related to Our Common Stock

OUR COMMON STOCK IS SUBJECT TO THE "PENNY STOCK" RULES OF THE SEC AND THE TRADING MARKET IN OUR SECURITIES IS LIMITED, WHICH MAKES TRANSACTIONS IN OUR STOCK CUMBERSOME AND MAY REDUCE THE VALUE OF AN INVESTMENT IN OUR STOCK.

The SEC has adopted Rule 15g-9 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (i) that a broker or dealer approve a person's account for transactions in penny stocks; and (ii) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person's account for transactions in penny stocks, the broker or dealer must: (i) obtain financial information and investment experience objectives of the person; and (ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form: (i) sets forth the basis on which the broker or dealer made the suitability determination; and (ii) that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

BECAUSE WE DO NOT INTEND TO PAY ANY CASH DIVIDENDS ON OUR SHARES OF COMMON STOCK, OUR STOCKHOLDERS WILL NOT BE ABLE TO RECEIVE A RETURN ON THEIR SHARES UNLESS THEY SELL THEM.

We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them at a price higher than that which they initially paid for such shares.

THE MARKET PRICE OF OUR SHARES OF COMMON STOCK IS SUBJECT TO FLUCTUATION.

The market prices of our shares may fluctuate significantly in response to factors, some of which are beyond our control, including:

•	The announcement of new products by our competitors
•	The release of new products by our competitors
•	Developments in our industry or target markets
•	General market conditions including factors unrelated to our operating performance

Recently, the stock market in general has experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme market volatility in the price of our shares of common stock which could cause a decline in the value of our shares.

THERE IS A VERY LIMITED TRADING MARKET FOR OUR SECURITIES.

There is currently only a limited trading market for our common stock. We cannot predict the extent investor interest will lead to development of an active trading market or how liquid that trading market might become. If an active trading market does not develop or is not sustained, it may be difficult for investors to sell shares of our common stock at a price that is attractive or at all. In such a case, you may find that you are unable to achieve any benefit from your investment or liquidate your shares.

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BECAUSE WE ARE NOT SUBJECT TO COMPLIANCE WITH RULES REQUIRING THE ADOPTION OF CERTAIN CORPORATE GOVERNANCE MEASURES, OUR STOCKHOLDERS HAVE LIMITED PROTECTIONS AGAINST INTERESTED DIRECTOR TRANSACTIONS, CONFLICTS OF INTEREST AND SIMILAR MATTERS.

The Sarbanes-Oxley Act of 2002, as well as rule changes proposed and enacted by the SEC, the New York Stock Exchange, the Amex Equities Exchanges and NASDAQ, as a result of Sarbanes-Oxley, require the implementation of various measures relating to corporate governance. These measures are designed to enhance the integrity of corporate management and the securities markets and apply to securities which are listed on those exchanges or the NASAQ. Because we will not be seeking to be listed on any of the exchanges, we are not presently required to comply with many of the corporate governance provisions.

Because our directors are not independent, we do not currently have independent audit or compensation committees. As a result, the directors have the ability, among other things, to determine their own level of compensation. Until we comply with such corporate governance measures, regardless of whether such compliance is required, the absence of such standards of corporate governance may leave our stockholders without protections against interested director transactions, conflicts of interest and similar matters and investors may be reluctant to provide us with funds necessary to expand our operations.

OUR ARTICLES OF INCORPORATION ALLOWS FOR OUR BOARD OF DIRECTORS TO CREATE NEW SERIES OF PREFERRED STOCK WITHOUT FURTHER APPROVAL BY OUR STOCKHOLDERS WHICH COULD ADVERSELY AFFECT THE RIGHTS OF THE HOLDERS OF OUR COMMON STOCK.

Our Board has the authority to fix and determine the relative rights and preferences of preferred stock. Our Board also has the authority to issue preferred stock without further stockholder approval. As a result, our Board could authorize the issuance of a series of preferred stock that would grant to such holders (i) the preferred right to our assets upon liquidation, (ii) the right to receive dividend payments before dividends are distributed to the holders of common stock and (iii) the right to the redemption of the shares, together with a premium, prior to the redemption of our common stock. In addition, our Board could authorize the issuance of a series of preferred stock that has greater voting power than our common stock or that is convertible into our common stock, which could decrease the relative voting power of our common stock or result in dilution to our existing common stockholders.

Any of the actions described in the preceding paragraph could significantly adversely affect the investment made by holders of our common stock. Holders of common stock could potentially not receive dividends that they might otherwise have received. In addition, holders of our common stock could receive less proceeds in connection with any future sale of the Company, whether in liquidation or on any other basis.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND PLAN OF OPERATION

The following discussion and analysis of the consolidated financial condition and plan of operation should be read with our consolidated financial statements and related notes appearing elsewhere in this Current Report. This discussion and analysis contains forward-looking statements that involve risks, uncertainties and assumptions. The actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth under “Risk Factors” and elsewhere in this Current Report on Form 8-K.

Plan of Operation

Pursuant to the closing of the Purchase Agreement on September 16, 2014, the Company acquired all of the issued and outstanding capital stock of FLASR from Dickson for 50,000, 000 shares of the Company’s common stock and FLASR became a wholly-owned subsidiary of the Company. As a result of the Acquisition, management intends to focus the Company’s business on FLASR’s development and sale of the portable FLASRs for tobacco by products.

On September 12, 2014, the Company filed with the Secretary of State of the State of Nevada an Amended and Restated Articles of Incorporation to: (i) change its name from Language Arts Corp. to FLASR, Inc.; (ii) increase the amount of authorized shares of common stock from 75,000,000 to 150,000,000; and (iii) authorize the issuance of 5,000,000 shares of blank check preferred stock. These changes will become effective on September 22, 2014.

We have a sales rep agreement with CMG Partners, LLC (“CMG”), dated November 30, 2013, under which CMG will solicit orders for our products from wholesalers in the Maryland, North Carolina, South Carolina, Virginia, Pennsylvania and Hayward, California areas. Until June 2014 CMG received 8% commissions on sale. The agreement is for an initial one-year term and thereafter will continue until terminated by either party on 30 days’ notice. The agreement does not preclude the Company from selling its products directly to end users or retail buyers. CMG may not sell competing products in its sales territory.

We have also used Wholesalefund, Inc. (“Wholesalefund”) since February 2014 for wholesale distribution of our products for which we paid an initial engagement fee of $15,000 and pay a commission of 5% of gross paid sales (8% if the sales are effectuated by Wholesale through another broker) to Wholesalefund.

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Results of Operations

Fiscal years ended March 31, 2014 and March 31, 2013 from inception (February13, 2013)

Revenues

We generated revenues of $22,364 for the fiscal year ended March 31, 2014 and no revenues for the fiscal year ended December 31, 2013.

Expenses

Total operating expenses for the fiscal year ended March 31, 2014 were $236,673, which consisted primarily of general and administrative costs of $77,430, preproduction costs of $8,825, product marketing costs of $87,050 and research and development of $63,368 compared with total operating expenses for the fiscal year ended March 31, 2013 of $67,876, which consisted primarily of general and administrative costs of $15,787, preproduction costs of $11,274, product marketing costs of $21,980 and research and development of $18,835.

 Net Loss

For the fiscal year ended March 31, 2014, the Company incurred a net loss of $227,205. For the fiscal year ended March 31, 2013, the Company incurred a net loss of $67,876.

For the three months ended June 30, 2014 and the three months ended June 30, 2013

Revenues

We generated revenues of $3,132 for the three months ended June 30, 2014 and no revenues for the three months ended June 30, 2013.

Expenses

Total operating expenses for the three months ended June 30, 2014 were $22,841, which consisted of general and administrative costs of $18,323, preproduction costs of $500, product marketing costs of $2,836 and research and development costs of $1,182 compared with total operating expenses for the three months ended June 30, 2013 of $88,045, which consisted of general and administrative costs of $17,107, preproduction costs of $6,250, product marketing costs of $40,785 and research and development of $23,903. The decrease in operating expenses was mainly the result of decreased preproduction, product marketing and research and development costs.

 Net Loss

For the three months ended June 30, 2014, the Company incurred a net loss of $21,203. For the three months ended June 30, 2013, Company incurred a net loss of $88,045 which decrease was a mainly as a result of a decrease in operating expenses.

Liquidity and Capital Resources

As of June 30, 2014 the Company had a cash balance of $1,697. We estimate that within the next 12 months we will need approximately $1,500,000 for general working capital purposes We cannot be certain that the required additional financing will be available or available on terms favorable to us. If additional funds are raised by the issuance of our equity securities, such as through the issuance of additional shares and the issuance and exercise of warrants, then existing stockholders will experience dilution of their ownership interest. If adequate funds are not available or not available on acceptable terms, we may be unable to fund our operations. The Company currently has no agreements, arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources.

Going Concern

The Company has limited operating history and a working capital deficit. These factors raise substantial doubt about the Company's ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

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Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Critical Accounting Policies

Inventories – Inventories consist of raw materials, work-in-progress and finished goods, all of which are stated at the lower of cost or market value. The cost of inventory is determined by utilizing the average cost method.

Revenue Recognition - The Company recognizes revenues, net of sales incentives and sales returns, and including shipping and handling charges billed to customers, upon shipment or delivery of goods when title and risk of loss pass to customers. Payments received in advance of revenue recognition are deferred and recorded in other accrued liabilities until revenue is recognized. There was no deferred revenue as of March 31, 2014 or 2013. Shipping and handling costs are classified as part of cost of sales.

Cost of Sales - Cost of products sold is primarily comprised of direct materials and supplies consumed in the manufacture of product, as well as manufacturing labor, depreciation expense and direct overhead expense necessary to acquire and convert the purchased materials and supplies into finished product. Cost of products sold also includes the cost to distribute products to customers, inbound freight costs, internal transfer costs, warehousing costs and other shipping and handling activity.

Income Taxes - The Company applies ASC 740, which requires the asset and liability method of accounting for income taxes. The asset and liability method requires that the current or deferred tax consequences of all events recognized in the financial statements are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years. Deferred tax assets are reviewed for recoverability and the Company records a valuation allowance to reduce its deferred tax assets when it is more likely than not that all or some portion of the deferred tax assets will not be recovered. This interpretation also requires recognition and measurement of uncertain tax positions using a “more-likely-than-not” approach, requiring the recognition and measurement of uncertain tax positions. The adoption of ASC 740 had no material impact on the Company’s financial statements.

Recently Issued Accounting Pronouncements

We do not expect the adoption of recently issued accounting pronouncements to have a significant impact on our results of operations, financial position or cash flow.

MANAGEMENT

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The following table sets forth the name, age and position of our current board member and executive officer:

Name	Age	Position
Everett Dickson	50	President, Chief Executive Officer, Chief Financial Officer and Director

Our directors are elected for a term of one year and serve until such director’s successor is duly elected and qualified. Each executive officer serves at the pleasure of the Board.

The Company has no nominating, audit or compensation committees at this time.

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Background Information

The following summarizes the occupational and business experience of our officer and director.

Evertt Dickson has served as President, Chief Executive Officer, Chief Financial Officer and a director of the Company since purchasing the control shares in July 2014. Since 2012, Mr. Dickson has been President of FLASR, Inc., a company which produces and sells a smokeless tobacco accessory in the form of a portable spittoon. From 2009 to 2012, Mr. Dickson was President of Evergreen Biofuels LLC, a company which produces and sells biodiesel to retail distributors. Mr. Dickson’s experience in the industry led to the decision to appointment him to the board or directors.

There are no arrangements or understandings between Mr. Dickson and any other persons pursuant to which he was selected as an officer or director of the Company.

Currently, and for the past ten years, Mr. Dickson has not been involved in any legal proceeding concerning (i) any bankruptcy petition filed by or against any business of which he was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

Audit Committee and Financial Expert; Committees

The Company does not have an audit committee. We are not a "listed company" under SEC rules and are therefore not required to have an audit committee comprised of independent directors.

The Company has no nominating or compensation committees at this time. The entire Board participates in the nomination and audit oversight processes and considers executive and director compensation. Given the size of the Company and its stage of development, the entire Board is involved in such decision making processes. Thus, there is a potential conflict of interest in that our directors and officers have the authority to determine issues concerning management compensation, nominations, and audit issues that may affect management decisions. We are not aware of any other conflicts of interest with any of our executive officers or directors.

Involvement in Certain Legal Proceedings

There are no legal proceedings that have occurred within the past ten years concerning our directors, or control persons which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one's participation in the securities or banking industries, or a finding of securities or commodities law violations.

Our director and officer has not been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our officer or director, or any associate of such officer or director, is a party adverse to us or any of our or has a material interest adverse to us or any of our subsidiaries.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain information regarding compensation awarded to, earned by or paid to persons serving as our Chief Executive Officers during fiscal 2013 and 2012 (each a “named executive officer). No other executive officer has earned any compensation in fiscal 2014 and 2013.

Name and Principal Position	Fiscal Year Ended 4/30	Salary Paid ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Maria del Pilar Jaen (1)	2014	0	0	0	0	1,419	1,419
Former President, Secretary and Treasurer	2013	0	0	0	0	0	0

(1)	Ms. Jaen resigned from our company on July 23, 2014.

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We have no pension, health, annuity, bonus, insurance, stock option, profit sharing or similar benefit plans.

Mr. Dickson, our current sole officer and director, has received no compensation from the Company.

The Company currently has no employment agreements or consulting agreements with its officer and director.

Outstanding Equity awards at Fiscal Year End

There are no outstanding equity awards made to any named executive officer that were outstanding at April 30, 2014.

Director Compensation

Our directors do not receive a fee for serving as directors of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each of our named executive officers and directors and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and unless otherwise indicated, the business address of each stockholder is c/o FLASR Inc., 1075 Peachtree Street NE, Suite 3650, Atlanta, Georgia 30309.

The numbers and percentages below are calculated based on the 6-1 forward split to be effective September 22, 2014. Prior to such forward split, Mr. Dickson owned 6,000,000, or 63.2%, of the issued and outstanding capital stock of the Company (which was 9,500,000 at such time).

As a result of the 6-1 forward split and the issuance to Mr. Dickson of 50,000,000 shares of common stock for FLASR, the Company will have 107,000,000 shares issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Everett Dickson	86,000,000	80.4%

All directors and executive officers as a group (1 person)	86,000,000	80.4%

Change-in-Control Agreements

The Company does not have any change-in-control agreements with its executive officer.

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DESCRIPTION OF SECURITIES

Prior to the transactions described in this Report, the Company is authorized to issue 75,000,000 shares of common stock, par value $0.001. Effective September 22, 2014, the Company will be authorized to issue 150,000,000 shares of common stock and 5,000,000 shares of preferred stock, par value $0.001 per share.

As of the date hereof, 17,100,000 shares of common stock, and no shares of preferred stock were issued and outstanding. As of September 22, 2014, as a result of the 6-1 forward stock split and the issuance of the 50,000,000 shares to Mr. Dickson for the acquisition of FLASR, the Company will have 107,000,000 shares of common stock issued and outstanding.

Common Stock

Each holder of shares of our common stock is entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. The holders of shares of common stock have no preemptive, conversion, subscription or cumulative voting rights. There is no provision in our articles of incorporation or bylaws that would delay, defer or prevent a change in control of our company.

Preferred Stock

Our board of directors may issue preferred stock in one or more series without stockholder approval. Our Board may determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock. The rights of holders of our common stock described above, will be subject to, and may be adversely affected by, the rights of any preferred stock that we may designate and issue in the future.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock has been quoted on the OTCBB under the symbol LGUA. Effective twenty business days after September 22, 2014, our trading symbol will be FLSR. As of April 30, 2014, no public market in our common stock has yet developed and there can be no assurance that a meaningful trading market will subsequently develop.

The last reported sales price of our common stock on the OTCBB on September 16, 2014, was $3.75

Holders

As of September 16, 2014, there are approximately 19 stockholders of record of our common stock.

Penny Stock Rules

Our shares of common stock are subject to the "penny stock" rules of the Securities Exchange Act of 1934 and various rules under this Act. In general terms, "penny stock" is defined as any equity security that has a market price less than $5.00 per share, subject to certain exceptions. The rules provide that any equity security is considered to be a penny stock unless that security is registered and traded on a national securities exchange meeting specified criteria set by the SEC, authorized for quotation from the NASDAQ stock market, issued by a registered investment company, and excluded from the definition on the basis of price (at least $5.00 per share), or based on the issuer's net tangible assets or revenues. In the last case, the issuer's net tangible assets must exceed $3,000,000 if in continuous operation for at least three years or $5,000,000 if in operation for less than three years, or the issuer's average revenues for each of the past three years must exceed $6,000,000.

Trading in shares of penny stock is subject to additional sales practice requirements for broker-dealers who sell penny stocks to persons other than established customers and accredited investors. Accredited investors, in general, include individuals with assets in excess of $1,000,000 or annual income exceeding $200,000 (or $300,000 together with their spouse), and certain institutional investors. For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of the security and must have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the security. Finally, monthly statements must be sent disclosing recent price information for the penny stocks. These rules may restrict the ability of broker-dealers to trade or maintain a market in our common stock, to the extent it is penny stock, and may affect the ability of shareholders to sell their shares.

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Dividend Policy

The Company has never paid dividends on its common stock and does not anticipate that it will pay dividends in the foreseeable future. It intends to use any future earnings for the expansion of its business. Any future determination of applicable dividends will be made at the discretion of the board of directors and will depend on the results of operations, financial condition, capital requirements and other factors deemed relevant.

Equity Compensation Plan Information

The Company does not have any equity compensation plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On April 23, 2013, we issued 6,000,000 shares of common stock to Maria del Pilar Jaen, our former sole officer and director, for $20,000. Additionally, we used office space and services provided without charge by her from inception until July 23, 2014.

On July 23, 2014, Everett Dickson, our President, Chief Executive Officer, Chief Financial Officer and sole director, consummated the purchase of 6,000,000 shares of common stock, par value $0.001 per share, of the Company from Maria del Pilar Jaen, our former sole officer and director, which represents 63.15% of the issued and outstanding shares of the Company on a fully diluted basis. The purchase price for the shares of $30,000 is payable by Mr. Dickson on January 23, 2015 to Ms. Jaen.

On September 16, 2014, the Company acquired all of the outstanding capital stock of FLASR pursuant to the Purchase Agreement whereby FLASR became a wholly-owned subsidiary of the Company. In exchange for the Shares, the Company issued an aggregate of 50,000,000 shares of its common stock to Mr. Dickson, the sole shareholder of FLASR at the time of the acquisition, and our sole officer and director.

As provided in the accompanying financial statements of FLASR, FLASR owes Mr. Dickson $231,819 as of June 30, 2014. Said amount is unsecured, bears no interest and is payable upon demand..

LEGAL PROCEEDINGS

Currently there are no legal proceedings pending or to our knowledge threatened against us. However, from time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Nevada Revised Statutes (“NRS”) permits indemnification of directors, officers, and employees of corporations under certain conditions subject to certain limitations. The indemnification provided by the Company’s Articles of Incorporation and Bylaws is intended to be to the fullest extent permitted by the laws of the State of Nevada.

The Company’s Articles of Incorporation provide for indemnification to the fullest extent that the NRS, as it exists on the date hereof or as it may hereafter be amended, permits the limitation or elimination of the liability of officers or directors. No director or officer of the Corporation will be liable to the Corporation or its stockholders for monetary damage for breach of fiduciary duty as a director or officer other than as a result of gross negligence or willful misconduct. The Company may specify additional terms of such indemnification obligations in the Bylaws or through contractual arrangements with indemnified parties.

The foregoing summaries are necessarily subject to the complete text of the statute, articles of incorporation and bylaws referred to above and are qualified in their entirety by reference thereto.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, or otherwise, The Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On April 23, 2013, we sold 6,000,000 (pre-split) shares of our common stock to Maria del Pilar Jaen, our founder and sole officer and director, in exchange for $20,000. The shares issued to Ms. Jaen have not been registered under the Securities Act of 1933, as amended (the “Act”). On the basis of these facts, the issuance of such shares of common stock to Ms. Jaen, and were issued in reliance on the exemption from registration provided by Section 4(2) of the Act, for transactions by an issuer, not involving a public offering.

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On September 16, 2014, the Company issued 50,000,000 shares of common stock to Mr. Dickson in consideration for the shares of FLASR Inc. The shares were issued in reliance on the exemption from registration provided by Section 4(2) of the Act, for transactions by an issuer, not involving a public offering

Section 5- Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company received notification from FINRA that as of September 22, 2014, the name of the Company on the Daily List will be changed to FLASR Inc. Additionally, as of twenty business days thereafter, the trading symbol of the Company will be "FLSR".

In addition to the name change of the Company, the Company’s Amended and Restated Articles of Incorporation increased the amount of authorized shares of common stock from 75,000,000 to 150,000,000 and increased the authorized share capital of the Company by providing for the adoption of 5,000,000 shares of blank check preferred stock. The amendment to the Articles of Incorporation will be effective as of September 22, 2014 in the State of Nevada.

As a result of the consummation of the transactions contemplated by the Purchase Agreement, the fiscal year end of the Company is March 31.

Item 5.06 - Change in Shell Company Status

Following the consummation of the acquisition described in Item 2.01 of this Current Report on Form 8-K, we ceased being a shell company as that term is defined in Rule 405 of the Securities Act of 1933, as amended, and Rule 12b-2 of the Exchange Act of 1934, as amended.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of FLASR, Inc. are filed as Exhibit 99.1 to this Current Report on Form 8-K

Unaudited financial statements of FLASR, Inc. for the quarter ended June 30, 2014 are filed as Exhibit 99.2 to this Current Report on Form 8-K

(b) Pro Forma Financial Information.

Our pro forma financial statements are filed as Exhibit 99.3 to this Current Report on Form 8-K

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(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation
10.1

Stock Purchase Agreement, dated June 25, 2014 among Maria del Pilar Jaen, Everett Dickson and the Company (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8- K filed with the SEC on July 2, 2014)

10.2	Stock Purchase Agreement, dated September 16, 2014 by and among the Company, FLASR and Everett Dickson
10.3	Sales Rep Agreement, dated November 30, 2013 with CMG Partners, LLC
10.4	Wholesalefund Inc. Proposal dated February 26, 2014.
99.1	Audited Financial Statements of FLASR
99.2	Unaudited Financial Statements of FLASR for the quarter ended June 30, 2014
99.3	ProForma Financial Statements for the year ended April 30, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LANGUAGE ARTS CORP.

Dated: September 18,2014	By:	/s/ Everett Dickson
	Name:	Everett Dickson
	Title:	President, Chief Executive Officer, Chief Financial Officer and Secretary

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